Exhibit 99.1

PRESS RELEASE

32-07	MEDIA CONTACTS
Rob Sutton
Intervoice, Inc.
972-454-8891
rob.sutton@intervoice.com
FOR IMMEDIATE RELEASE
Intervoice Announces Results for the Second Quarter of Fiscal 2008
Intervoice reports revenues of $48.7 million and record solutions backlog of $64.5 million
DALLAS — September 26, 2007 — Intervoice, Inc. (NASDAQ: INTV) today reported revenues of $48.7 million for its second fiscal quarter ended August 31, 2007, up from revenues of $47.7 million posted in the prior quarter, and down from $50.5 million recorded in the second quarter of the prior year. The Company’s solutions backlog of $64.5 million at August 31, 2007 was up 7 percent from $60.4 million at the end of the first quarter of fiscal 2008, and up 55 percent from $41.6 million at the end of the second quarter of the prior year.
“I am pleased with the continued strength in bookings in both our voice portal and IP-messaging product lines,” said Bob Ritchey, the Company’s President and CEO. “Driven by our key operational initiatives and record backlog, I believe the Company’s long-term outlook is very favorable, and I currently believe revenues for the third quarter of fiscal 2008 will increase to the $50 million to $54 million range. I look forward to discussing details of our second fiscal quarter and outlook for the future in today’s conference call with investors.”
On a non-GAAP basis, the Company reported second quarter fiscal 2008 income of $3.8 million, or $0.10 per diluted share up from $1.4 million, or $0.04 per diluted share in the prior quarter and up from $3.0 million, or $0.08 per diluted share in the second quarter of the prior year. Also on a non-GAAP basis, operating income for the quarter was $5.6 million, up from $1.7 million in the prior quarter and up from $4.3 million in the second quarter of the prior year. Second quarter fiscal 2008 non-GAAP operating expenses exclude $1.1 million of restructuring and other charges, $0.7 million related to acquisition amortization expenses and $1.5 million related to non-cash stock compensation expenses.
On a GAAP basis, the Company reported second quarter fiscal 2008 net income of $1.4 million, or $0.04 per diluted share, an increase from a $0.9 million net loss, or $0.02 net loss per diluted share in the prior quarter, and about flat with $1.6 million net income, or $0.04 per diluted share in the second quarter of the prior year. Also on a GAAP basis, second fiscal quarter operating income of $2.3 million is an increase from $1.4 million operating loss in the prior quarter, and an increase from $2.0 million operating income in the second quarter of the prior year.
“I am very pleased that we achieved such improved profitability over the prior quarter,” said Craig Holmes, the Company’s Executive Vice President and Chief Financial Officer. “We have worked through several quarters of significant consolidation, integration and restructuring activities, which have been key to strengthening our financial, operational and competitive positions.”
On July 10, 2007, the Company’s Board of Directors approved a share repurchase program for up to 2 million shares of its common stock, from time to time over the following 2 years in the open market or in negotiated transactions. During the quarter ended August 31, 2007, Intervoice repurchased approximately 400,000 shares of common stock at a total cost of approximately $3.2 million under this repurchase program. The number of shares to be purchased and the timing of purchases under the program are based on the level of cash balances, general business and market conditions, securities law limitations and other factors, including alternative investment opportunities. Any repurchases are made using Intervoice’s cash resources, and the program may be amended, suspended or discontinued at any time. This program authorizes, but does not commit, the Company to repurchase additional shares of its common stock.
The Company has scheduled a conference call for 4:00 p.m. central time today, Wednesday, September 26, 2007, to discuss its second fiscal quarter results and its outlook for the future. To participate in the call, dial (877) 743-6785 or (706) 679-4758 and reference the conference ID of 17668345. A replay of the call will be available at the Company’s Web site at www.intervoice.com.
Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP. However, the Company’s internal reporting and measurement programs include adjustments to exclude stock-based compensation charges, amortization of acquisition intangibles, restructuring and certain special charges from GAAP financial measures. In addition, for comparison purposes, the Company adjusts income tax expense to reflect a 34 percent tax rate on the non-GAAP pre-tax income measure. The Company uses these non-GAAP financial measures in its budgeting and forecasting process to analyze financial trends. The Company believes these adjustments provide an additional meaningful measurement of results that enhances period to period comparisons and which is also used as a component of internal incentive compensation programs.
In the future, the Company anticipates incurring expenses similar to certain of the non-GAAP adjustments described in the non-GAAP financial measures, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that all of these costs are unusual, infrequent, or non-recurring. In addition, other companies, including those in the Company’s industry, may calculate non-GAAP financial measures differently, potentially limiting non-GAAP measures for cross-company comparisons. The Company acknowledges that the items excluded from GAAP based measures may have a material impact on the Company’s financial results determined in accordance with GAAP.
Non-GAAP adjusted results are supplemental information and are not intended to be a substitute for GAAP results or considered in isolation, and should be read only in conjunction with consolidated financial statements prepared in accordance with GAAP. These non-GAAP measures and their reconciliation to the most directly comparable GAAP measures are shown as an additional table at the end of this press release and in schedules provided on the Company’s website at www.intervoice.com.
Forward-Looking Statements
Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended concerning its business and operations that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward-looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under Item 1A “Risk Factors”, in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release, and investors should not place reliance on forward-looking statements as a prediction of future results. We undertake no obligation to update or revise any forward-looking statement.
About Intervoice
Intervoice is a world leader in unified communications, providing scalable, switch-independent software and professional services that power standards-based voice portals, multi-channel IP contact centers, and next-generation mobile-enhanced services. Since 1983, Intervoice solutions have been used by many of the world’s leading banks, communications companies, healthcare institutions, utilities and government entities. With more than 5,000 customers in 75 countries, Intervoice helps enterprises and network operators stay competitive by offering their customers best-in-class services. Intervoice Voice Portal, IP contact center software, enhanced messaging products, Media Exchange™ platform and custom-built and packaged applications are available on-premise and, selectively, as managed or hosted services by Intervoice. For more information, visit www.intervoice.com.
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INTERVOICE, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	(In Thousands, Except Share and Per Share Data)
	August 31, 2007	February 28, 2007
ASSETS

Current Assets
Cash and cash equivalents	$30,615	$28,215
Trade accounts receivable, net of allowance for doubtful accounts of $885 in fiscal 2008 and $1,476 in fiscal 2007	31,036	36,837
Inventory	19,266	13,751
Prepaid expenses and other current assets	4,520	3,909
Income taxes receivable	—	1,098
Deferred income taxes	4,596	3,880

Total current assets	90,033	87,690

Property and Equipment, net of accumulated depreciation of $67,129 in fiscal 2008 and $62,419 in fiscal 2007	32,689	34,429

Other Assets
Intangible assets, net of accumulated amortization of $21,551 in fiscal 2008 and $20,040 in fiscal 2007	8,472	9,505
Goodwill	32,193	32,193
Long term deferred income taxes	3,000	4,613
Other assets	158	135

	$166,545	$168,565

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$13,500	$12,881
Accrued expenses	11,614	15,571
Customer deposits	6,045	4,365
Deferred income	32,583	32,368
Income taxes payable	513	—
Deferred income taxes	170	196

Total current liabilities	64,425	65,381

Stockholders’ Equity
Preferred stock, $100 par value—2,000,000 shares authorized: none issued
Common stock, no par value, at nominal assigned value—62,000,000 shares authorized: 38,609,108 issued and outstanding in fiscal 2008 and 38,727,628 issued and outstanding in fiscal 2007	19	19
Additional capital	102,186	101,608
Retained earnings (deficit)	(159)	1,861
Accumulated other comprehensive income (loss)	74	(304)

Stockholders’ equity	102,120	103,184

	$166,545	$168,565

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	(In Thousands, Except Per Share Data)
	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2007	2006	2007	2006
Sales
Solutions	$22,741	$24,245	$44,443	$43,714
Recurring services	25,947	26,235	51,976	52,434

	48,688	50,480	96,419	96,148

Cost of goods sold
Solutions	15,523	15,286	30,705	27,590
Recurring services	7,405	7,192	14,696	14,666

	22,928	22,478	45,401	42,256

Gross margin
Solutions	7,218	8,959	13,738	16,124
Recurring services	18,542	19,043	37,280	37,768

	25,760	28,002	51,018	53,892

Research and development expenses	3,798	5,239	9,115	11,021
Selling, general and administrative expenses	18,956	20,208	39,649	41,008
Amortization of acquisition related intangible assets	714	582	1,409	1,163

Income from operations	2,292	1,973	845	700

Interest income	442	448	1,032	947
Interest expense	(32)	—	(32)	—
Other income (expense)	(204)	(125)	(348)	82

Income before taxes	2,498	2,296	1,497	1,729
Income taxes	1,099	700	970	538

Net income	$1,399	$1,596	$527	$1,191

Net income per share — basic	$0.04	$0.04	$0.01	$0.03

Shares used in basic per share computation	38,843	38,552	38,825	38,528

Net income per share — diluted	$0.04	$0.04	$0.01	$0.03

Shares used in diluted per share computation	39,586	39,114	39,366	39,143

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	(In Thousands)
	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2007	2006	2007	2006
Operating activities
Net income	$1,399	$1,596	$527	$1,191
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	3,336	2,573	6,371	5,251
Non-cash compensation expense	1,467	1,368	2,474	2,749
Change in accounts receivable	(2,220)	(6,062)	6,117	(6,003)
Other changes in operating activities	(10,484)	(4,756)	(7,911)	(4,442)

Net cash provided by (used in) operating activities	(6,502)	(5,281)	7,578	(1,254)

Investing activities
Purchases of property and equipment	(1,041)	(4,207)	(3,183)	(8,614)
Purchase of Edify Corporation	—	(90)	—	(926)

Net cash used in investing activities	(1,041)	(4,297)	(3,183)	(9,540)

Financing activities
Exercise of stock options	671	109	1,272	258
Repurchase of common stock	(3,168)	—	(3,168)	—

Net cash provided by (used in) financing activities	(2,497)	109	(1,896)	258

Effect of exchange rate changes on cash	(99)	(30)	(99)	423

Increase (decrease) in cash and cash equivalents	(10,139)	(9,499)	2,400	(10,113)
Cash and cash equivalents, beginning of period	40,754	41,462	28,215	42,076

Cash and cash equivalents, end of period	$30,615	$31,963	$30,615	$31,963

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(Unaudited)
(In Thousands, Except Share Data)

				Retained	Accumulated Other
	Common Stock		Additional	Earnings	Comprehensive
	Shares	Amount	Capital	(Deficit)	Income (Loss)	Total
Balance at February 28, 2007	38,727,628	$19	$101,608	$1,861	$(304)	$103,184
Net income	—	—	—	527	—	527
Foreign currency translation adjustment	—	—	—	—	378	378

Comprehensive income						905

Cumulative effect of adopting FIN48	—	—	—	(2,547)	—	(2,547)
Exercise of stock options	281,480	—	1,272	—	—	1,272
Repurchase and retirement of shares	(400,000)	—	(3,168)	—	—	(3,168)
Non-cash compensation	—	—	2,474	—	—	2,474

Balance at August 31, 2007	38,609,108	$19	$102,186	$(159)	$74	$102,120

Intervoice, Inc.
Revenues by Market and Geography
For the Quarter Ended August 31, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total
Solutions	$10,885	47.9%	$11,856	52.1%	$22,741	100.0%
Customer and Software Support	16,032	74.3%	5,549	25.7%	21,581	100.0%
Hosted Solutions	4,135	94.7%	231	5.3%	4,366	100.0%

Total Sales	$31,052	63.8%	$17,636	36.2%	$48,688	100.0%

Voice Portal					$13,528	27.8%
Messaging					7,992	16.4%
Payment					1,221	2.5%

Total Solutions					22,741	46.7%

Customer and Software Support					21,581	44.3%
Hosted Solutions					4,366	9.0%

Total Recurring Services					25,947	53.3%

Total Sales					$48,688	100.0%

Intervoice, Inc.
Revenues by Market and Geography
For the Six Months Ended August 31, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total
Solutions	$21,441	48.2%	$23,002	51.8%	$44,443	100.0%
Customer and Software Support	32,373	75.5%	10,483	24.5%	42,856	100.0%
Hosted Solutions	8,402	92.1%	718	7.9%	9,120	100.0%

Total Sales	$62,216	64.5%	$34,203	35.5%	$96,419	100.0%

Voice Portal					$26,777	27.8%
Messaging					14,518	15.0%
Payment					3,148	3.3%

Total Solutions					44,443	46.1%

Customer and Software Support					42,856	44.4%
Hosted Solutions					9,120	9.5%

Total Recurring Services					51,976	53.9%

Total Sales					$96,419	100.0%

INTERVOICE, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			(In Thousands, Except Per Share Data)
			Three Months Ended		Six Months Ended
			August 31,	August 31,	August 31,	August 31,
			2007	2006	2007	2006
Gross margin
GAAP gross margin			$25,760	$28,002	$51,018	$53,892
Gross margin %			52.9%	55.5%	52.9%	56.1%
Stock-based compensation charges	(A	)	322	261	523	524
Restructuring charges and intangible amortization	(B	)	(18)	275	378	275

Non-GAAP gross margin			$26,064	$28,538	$51,919	$54,691

Non-GAAP gross margin %			53.5%	56.5%	53.8%	56.9%

Operating income
GAAP operating income			$2,292	$1,973	$845	$700
Stock-based compensation charges	(A	)	1,466	1,323	2,473	2,662
Restructuring charges and intangible amortization	(B	)	1,131	975	3,287	1,666
Proxy contest expenses	(C	)	714	—	714	—

Non-GAAP operating income			$5,603	$4,271	$7,319	$5,028

Net income
GAAP net income			$1,399	$1,596	$527	$1,191
Net income per share — diluted			$0.04	$0.04	$0.01	$0.03

Stock-based compensation charges	(A	)	1,466	1,323	2,473	2,662
Restructuring charges and intangible amortization	(B	)	1,131	975	3,287	1,666
Proxy contest expenses	(C	)	714	—	714	—
Non-GAAP adjustment for income tax	(D	)	(876)	(862)	(1,740)	(1,521)

Non-GAAP income			$3,834	$3,032	$5,261	$3,998

Non-GAAP income per share — diluted			$0.10	$0.08	$0.13	$0.10

Shares used in non-GAAP diluted per share computation	(E	)	39,586	39,114	39,366	39,143

The non-GAAP financial measures of non-GAAP gross margin, non-GAAP operating income, non-GAAP income and non-GAAP income per share-diluted are adjusted for the following items: stock-based compensation charges, restructuring charges and intangible amortization, proxy contest expenses and the related income tax effects. Management believes that the presentation of these non-GAAP financial measures is useful to investors for the reasons discussed earlier and below.
The non-GAAP financial measures in the table, “Reconciliation of GAAP to non-GAAP Financial Measures” include the following adjustments to GAAP based reported results and are further described below and correspond to the following paragraphs, (A) through (E).
(A) Stock-based compensation charges consist of non-cash charges relating to employee stock based compensation awards determined in accordance with SFAS 123R, beginning March 1, 2006, which requires companies to measure all employee stock based compensation awards using a fair value method and recognize compensation costs in its financial statements. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for useful comparisons of financial results to peer companies, and of financial results between periods. In addition, the Company believes it is useful to investors to understand the specific impact of the application of SFAS 123R on operating results.
(B) Restructuring charges and intangible amortization include severance and facilities consolidation, as well as amortization of intangible assets relating to acquisitions. The Company’s management excludes these costs when evaluating its ongoing performance and believes that the exclusion of these costs allows for useful comparisons of operating results to peer companies and enhanced period to period comparisons.
(C) During the second quarter of fiscal year 2008 we completed the election and alignment of our Board of Directors following our Annual Shareholders meeting held on July 23, 2007. Legal and other expenses were incurred in connection therewith which management believes are not related to the on-going operations of the Company and believes their exclusion in the determination of non-GAAP measures allows for useful comparisons of operating results. In addition, management believes it is useful to investors to understand the specific impact of these expenses.
(D) Non-GAAP adjustment for income tax. The Company’s management adjusts the reported effective tax rate to a 34 percent non-GAAP effective tax rate to calculate non-GAAP income. Management believes that the 34 percent effective tax rates are reflective of a long-term normalized tax rate based on the Company’s current tax structure.
(E) Shares used in computing non-GAAP income per share-diluted are on the same basis as our reported net income per share-diluted. No adjustment has been made to exclude unrecognized compensation cost and windfall tax benefits from the calculation of assumed proceeds, as the impact is not material to the calculation.